EXPLANATORY NOTE

The sole purpose of this filing is to file revised risk/return summary information for the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Small Cap Fund, Cambiar Aggressive Value Fund, Cambiar SMID Fund (formerly, the Cambiar Smid 30 Fund) and Cambiar Global Select Fund in interactive data format.